EXHIBIT 99


                         FORM 4 JOINT FILER INFORMATION


Name:  Stonehill Capital Management LLC
Address:  885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Institutional Partners, L.P.
Issuer & Ticker Symbol:  Wheeling-Pittsburgh Corporation (WPSC)
Date of Event Requiring Statement:  6/23/04

Signature:  /s/ John Motulsky, a Managing Member
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Name:  Stonehill Advisers LLC
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Institutional Partners, L.P.
Issuer & Ticker Symbol:  Wheeling-Pittsburgh Corporation (WPSC)
Date of Event Requiring Statement:   6/23/04

Signature:  /s/ John Motulsky, a Managing Member
            ------------------------------------



Name:  Stonehill Offshore Partners Limited
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Institutional Partners, L.P.
Issuer & Ticker Symbol:  Wheeling-Pittsburgh Corporation (WPSC)
Date of Event Requiring Statement:   6/23/04

Signature:  /s/ John Motulsky, a Managing Member of Stonehill Advisers LLC,
            ---------------------------------------------------------------
                               its investment adviser
                               ----------------------



Name:  John Motulsky
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Institutional Partners, L.P.
Issuer & Ticker Symbol:  Wheeling-Pittsburgh Corporation (WPSC)
Date of Event Requiring Statement:  6/23/04

Signature:  /s/ John Motulsky
            -----------------



Name:  Wayne Teetsel
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Institutional Partners, L.P.
Issuer & Ticker Symbol:  Wheeling-Pittsburgh Corporation (WPSC)
Date of Event Requiring Statement:   6/23/04
Signature:  /s/ Wayne Teetsel
            -----------------



Name:  Christopher Wilson
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Institutional Partners, L.P.
Issuer & Ticker Symbol:  Wheeling-Pittsburgh Corporation (WPSC)
Date of Event Requiring Statement:   6/23/04

Signature:  /s/ Christopher Wilson
            ----------------------